Exhibit 10.1

Master Transaction Agreement

MASTER TRANSACTION AGREEMENT

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This MASTER TRANSACTION AGREEMENT (this “Agreement”) is made and entered by and among:

Unicoin Inc., a Delaware corporation with its principal business address at 300 Delaware Avenue, Suite 210, Wilmington, DE 19801 (“Unicoin” or “Seller”);

Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines (together, the “Buyer”);

Unicoin International Inc., a company established under the laws of Panama, Public Deed No. 5065, with its registered agent being the Law Firm of Mata & Pitti, Advanced Tower, 1st Floor, Panama City, Panama (“UII”);

UH Properties Inc., a company established under the laws of the Philippines, with its principal office located at 117 First Floor, Everlasting Street gefa-Lower, Quirino Magsaysay, General Emilio F. Aguinaldo, Baguio City, Benguet, Cordillera Administrative Region, 2600 (“UHP”); and

140 R.E. Properties Inc., a company established under the laws of the Philippines, with its principal office located at address of 7/F Unit B, 8 Rockwell Rockwell Drive, Rockwell Center, Poblacion, City of Makati, Fourth District, National Capital Region, 1210 (“140 RE”).

Seller, Buyer, UII, UHP, and 140 RE may be referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS

WHEREAS, Unicoin Inc., a Delaware corporation (“Seller”), is party to, and may hold certain contractual rights and contingent economic interests arising under, a series of asset swap agreements, memoranda of agreement, contracts to sell, conditional deeds of sale, and similar instruments entered into with third-party investors (collectively, the “Assignable Agreements”), pursuant to which certain Philippine real estate assets were pledged, conditionally conveyed, or are intended to be conveyed in exchange for unicoin tokens;

WHEREAS, Seller has coordinated the Philippine Real Estate Project through two local Philippine entities—UH Properties Inc. (“UHP”) and 140 R.E. Properties Inc. (“140 RE”)—which are expected to serve as designated titleholders under the applicable Conditional Deeds of Sale, holding legal title to the acquired real estate in accordance with Philippine law;

WHEREAS, Unicoin International Inc. (“UII”), a Panamanian company affiliated with Seller through overlapping ownership and governance, is preparing to issue a digital token (the “UII Token”) for use in connection with real asset-backed offerings, including the Philippine Real Estate Project, and has received investor interest in transacting via the UII Token;

WHEREAS, although Seller does not own equity in UII, it maintains a resource-sharing arrangement with UII under which it shares infrastructure, marketing tools, and operational systems, and has provided access to technology and promotional resources used to support UII’s token issuance and platform (collectively, the “Token IP”);

WHEREAS, Buyer desires to acquire, through coordinated transactions: (i) all of Seller’s right, title, and interest, if any, in and to the contractual rights and economic interests related to the Philippine Real Estate Project; (ii) the Token IP; (iii) ownership and control of UHP and 140 RE; and (iv) ownership and control of UII;

WHEREAS, although Seller does not directly or indirectly own UII, it agrees to use commercially reasonable efforts to facilitate the transfer of ownership and control of UII from its current shareholder to Buyer, including coordinating the execution of a separate share transfer instrument among its shareholder and Buyer;

WHEREAS, the Parties acknowledge that the Assignable Agreements may require further investor consents or amendments to be enforceable against third-party Investors, and that Seller makes no representation or warranty as to the assignability, enforceability, or continuing validity of such agreements, except as expressly set forth herein;

WHEREAS, Seller also agrees to assign, transfer, or otherwise convey to Buyer all of its right, title, and interest in and to the Token IP, either directly or through the acquisition of UII by Buyer, to ensure Buyer’s operational control of the token platform and related systems;

WHEREAS, the Parties further recognize their shared objective of enhancing the value and visibility of the Unicoin brand as a leading cryptocurrency, supported by the gradual liquidation of real estate assets under Seller’s asset swap agreements with investors, including properties under the Philippine Property Portfolio valued at over USD $2 billion; and in this regard, Buyer has agreed to use its best efforts to facilitate property sales under the Philippine Property Portfolio to fund Unicoin’s branding and value objectives, with Buyer entitled to retain twenty-five percent (25%) of net proceeds and to receive one billion (1,000,000,000) Unicoinx (uˣ) tokens as compensation, in furtherance of the Parties’ good faith collaboration.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I - DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

1.1. “Asset Swap Agreement” or “ASA” means any agreement, however titled, entered into by Seller (directly or through its affiliates) with a third-party investor, pursuant to which such investor pledged, conditionally conveyed, or agreed to convey real estate or other assets in the Philippines in exchange for Unicoin’s digital tokens or rights thereto, including without limitation agreements titled Asset Swap Agreement, Memorandum of Agreement, or Contract to Sell. Buyer acknowledges and agrees that such agreements may be subject to conditions precedent, restrictions on assignment, or requirements for further investor consents or amendments in order to be enforceable against the counterparties, and that Seller makes no representation or warranty that such consents or amendments will be obtained. Seller shall, however, provide reasonable cooperation post-Closing, at Buyer’s sole cost and expense, to facilitate the transfer, confirmation, or recognition of Buyer’s interests by the counterparties.

1.2. “Assignable Agreements” means, collectively, any asset swap agreement, contracts to sell, memoranda of agreement, conditional deeds of sale, or similar instruments relating to the Philippine Property Portfolio, but only to the extent such agreements or instruments (i) are legally assignable by Seller without the need for amendment, novation, or additional consideration, or (ii) become assignable after Closing upon receipt of Investor or counterparty consent.

1.3. “Assets” means all of Seller’s rights, title, and interests that are being sold, assigned, transferred, or otherwise delivered to Buyer under this Agreement, which includes (i) the Philippine Real Estate Project; and (ii) the Token IP

1.4. “Closings” means, collectively, (i) the closing of the UII Transaction (the “UII Closing”), and (ii) the closing of the Philippine Titleholding Entities Transaction (the “Philippine Closing”), each as described in Section 5.1.

1.5. “Closing Date(s)” means, with respect to each Closing, the date on which the applicable Closing is consummated in accordance with Article V.

1.6. “Conditional Deeds of Sale” means the documents executed in the Philippines in connection with the ASAs, pursuant to which legal title to real property was or is intended to be conveyed to UH Properties Inc. or 140 R.E. Properties Inc. on behalf of Seller or Buyer.

1.7. “Philippine Property Portfolio” means the specific real estate assets in the Philippines identified in Schedule 2 of this Agreement, which comprise the full portfolio of real property interests that are the subject of the ASA Agreements and Conditional Deeds of Sale and are to be held by UH Properties Inc. and/or 140 R.E. Properties Inc. on behalf of Buyer after Closing.

1.8. “Philippine Real Estate” means the individual real properties comprising the Philippine Property Portfolio, including buildings, improvements, land, and any legal title or beneficial interest associated therewith.

1.9. “Philippine Real Estate Project” has the meaning ascribed to it under Section 2.1(a).

1.10. “Token IP” has the meaning set forth in Section 2.1(b).

1.11. “UII Token”, “Unicoinx”, or “Unicoinx” means the digital token to be issued by UII in connection with the Philippine Real Estate Project and other tokenized asset initiatives.

1.12. “Effective Date” means the date this Agreement is fully executed by all Parties. The Parties agree that this Agreement shall become binding as of the Effective Date for the purpose of establishing their respective rights and obligations in anticipation of the Closings, subject to the conditions set forth herein. Notwithstanding the Effective Date, the legal effectiveness of any transfer, assignment, or obligation contemplated under this Agreement shall be conditioned upon the consummation of the applicable Closing (i.e., the UII Closing or the Philippine Closing), including satisfaction or waiver of all conditions precedent applicable to such Closing as set forth herein.

1.13. “Investor” means the third-party individuals or entities who are party to the ASAs and who contributed or agreed to contribute real estate or similar assets in exchange for tokens issued by Unicoin Inc. or UII.

1.14. “Buyer” means, collectively, Engr. Ronald Arizabal Mendoza, and his brother, Mr. Arnold Arizabal Mendoza, each of whom shall be jointly and severally liable for all obligations of Buyer under this Agreement.

1.15. Recitals. The Recitals are incorporated into this Agreement by reference. Capitalized terms not otherwise defined herein shall have the meanings given in the Recitals or in the body of this Agreement.

ARTICLE II - PURCHASE AND SALE

2.1. Sale of Assets by Seller. Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign, transfer, and deliver to Buyer, and Buyer agrees to acquire and accept from Seller, all of Seller’s right, title, and interest in and to the following (collectively, the “Assets”):

(a) The Philippine Real Estate Project. All of Seller’s contractual rights, contingent economic interests, and operational infrastructure associated with the Philippine Property Portfolio, as further described in Schedule 1.

(b) The Token IP. All of Seller’s rights, title, and interest in and to the token infrastructure, operational platforms, and related proprietary or shared systems used exclusively or primarily in support of the issuance, distribution, or management of the UII Token known as Unicoinx (the “Token IP”), as further described in Schedule 1.

(c) Collective Description. For purposes of this Agreement, the Philippine Real Estate Project and the Token IP are collectively referred to herein as the “Assets.” The scope and components of the Assets are further detailed in Schedule 1, which shall govern in the event of any ambiguity or interpretive conflict.

2.2. Implementation via Ancillary Instruments. The transfer of the Assets under Section 2.1 shall be effectuated through the execution and delivery of the following instruments at the applicable Closing (as defined in Article V):

(a) Asset Transfer Instruments.

(i) At the UII Closing, defined below, the Asset Transfer Instrument attached hereto as Exhibit E.1 (covering the Token IP).

(ii) At the Philippine Closing, the Asset Transfer Instrument attached hereto as Exhibit E.2 (covering the Philippine Real Estate Project).

Each Asset Transfer Instrument shall provide for the assignment, conveyance, and transfer of Seller’s right, title, and interest in the applicable Assets, on an “as-is, where-is” basis, without any representation or warranty except as expressly set forth in this Agreement or in such instrument.

(b) Other Deliverables. Any other documents, consents, assignments, or instruments reasonably necessary to give full effect to the transfer of the Assets, including platform rights, intellectual property rights, and operational data or infrastructure, as may be requested by Buyer and mutually agreed by the Parties, consistent with this Agreement.

2.3. Additional Transactions Facilitated by Seller. In addition to the transfers contemplated under Section 2.2, the Parties acknowledge that Buyer shall acquire the following assets and interests pursuant to separately executed agreements with the relevant third parties, and that Seller shall use commercially reasonable efforts to facilitate the execution and completion of the following transactions:

(a) Transfer of UII Ownership. At the UII Closing, Buyer shall acquire 100% of the issued and outstanding shares of Unicoin International Inc. (“UII”), including all rights in its token issuance platform, technology, and digital infrastructure, pursuant to a separate share transfer instrument entered into by and among Buyer and the current shareholder(s) of UII. Although Seller does not hold equity in UII, Seller agrees to use its best efforts to coordinate the transfer and to facilitate the assignment of any relevant infrastructure or IP rights co-developed or maintained under the Seller–UII resource-sharing arrangement. Upon transfer of UII shares to Buyer under this Agreement, such ownership shall vest jointly in Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza as tenants-in-common, each holding an undivided fifty percent (50%) interest therein, unless otherwise agreed in writing by the Buyers and notified to Seller prior to Closing.

(b) Transfer of Philippine Titleholding Entities. At the Philippine Closing, Buyer, through UII, shall acquire 100% of the issued and outstanding shares of UH Properties Inc. and 140 R.E. Properties Inc. (together, the “Philippine Titleholding Entities”), which hold or are designated to acquire legal title to the Philippine Real Estate contributed under the ASAs. Such transfers shall be effected through separate share transfer instruments with the respective shareholders of those entities in the forms attached hereto as Exhibits B.1 and B.2. Seller shall coordinate with the shareholders and corporate administrators of each entity to facilitate the timely execution and delivery of such transfers.

ARTICLE III - CONSIDERATION

3.1. Purchase Price. As consideration for the sale, assignment, and delivery of the Assets described in Article II, and the facilitation of the additional transactions contemplated in Article IV, Buyer shall pay to Seller an aggregate purchase price of Ten Million U.S. Dollars (USD $10,000,000), payable via wire transfer of immediately available funds or in USDT, in two tranches as follows:

(a) Initial Payment (UII Transaction). USD $1,000,000 (the “Initial Payment”) is due upon execution of this Agreement. The Initial Payment is non-refundable once paid and will be credited toward the Purchase Price. In consideration of the UII Payment, Seller shall cause to be transferred to Buyer one hundred percent (100%) of the issued and outstanding shares of Unicoin International Inc.

(b) Deferred Payment (Philippine Transaction). USD $9,000,000 (the “Deferred Payment”) is due thirty (30) days after the initial public listing of the UII Token (the “ICO”) on any of the following mutually agreed exchanges: WEEX, LBank, Coins.ph, or another exchange mutually agreed in writing by Buyer and Seller (each, an “Approved Exchange”). For clarity, “ICO” means public commencement of trading as announced by an Approved Exchange. The Deferred Payment shall be non-refundable once due and payable, and shall be remitted by wire or USDT per Seller’s written instructions. In consideration of the Deferred Payment, Seller shall cause to be transferred to Buyer one hundred percent (100%) of the issued and outstanding shares of UH Properties Inc. and 140 R.E. Properties Inc. (together, the “Philippine Corporations”).

The Parties acknowledge and agree that the UII Transaction and the Philippines Corporation Transaction are part of two separate but coordinated transactions. Failure to consummate the Philippines Corporation Transaction shall not affect the validity of the UII Transaction once consummated, provided that all obligations relating to the Philippine Corporations shall remain outstanding until said transaction is completed.

3.2. Revenue Participation. In addition to the Purchase Price, Buyer shall grant Seller a seventy-five percent (75%) economic interest in the Net Proceeds (after taxes and transaction costs) derived from the acquisition, use, or disposition of the Philippine Property Portfolio. The Parties shall execute the Revenue Participation Agreement, attached hereto as Exhibit C, concurrently with the execution of this Agreement. However, the Revenue Participation Agreement shall become effective and operative only upon the Philippine Closing, as defined below.

3.3. UII Token Allocation. In connection with the post-closing Transition Services to be rendered by Unicoin Inc., and as further detailed in the Transition Services Agreement, UII agrees to allocate Seventeen Billion Six Hundred Forty-Nine Million Three Hundred Fifty-Six Thousand Four Hundred Sixty-Seven (17,649,356,467) Unicoinx tokens (the “Token Allocation”) for the benefit of Unicoin Inc and/or its designees. The Token Allocation shall be irrevocably allocated and made immediately available as of the UII Closing, and shall be distributed by UII, whether directly or through Buyer as intermediary, via airdrop to one or more digital wallets designated in writing by Unicoin Inc. Unicoin Inc. shall retain sole discretion over the timing of distribution, the selection of recipients, and the allocation amounts.

The Token Allocation is expressly not part of the purchase price for the asset transfers contemplated in this Agreement. It shall not be construed as an investment return, security, or compensation to any third party. Instead, it represents independent, non-monetary consideration solely for the post-UII Closing services to be provided by Unicoin Inc.

Execution and delivery of the Transition Services Agreement shall be a UII Closing deliverable, and shall become operative immediately thereafter. The Parties further acknowledge that the execution of such agreement and the commitment to allocate the Token Allocation constitute a material inducement for Unicoin Inc. to enter into and consummate this Agreement. For the avoidance of doubt, the obligation of UII (and/or Buyer) to deliver the Token Allocation shall become binding and irrevocable upon the UII Closing Date, and the Transition Services Agreement shall govern the mechanics of delivery, including timing, method, and wallet designation.

ARTICLE IV - UNDERLYING TRANSACTIONS

4.1. UII Transaction. At the UII Closing (as defined in Article V), pursuant to a separate Share Transfer Instrument, Buyer shall acquire from the shareholder(s) of UII one hundred percent (100%) of the issued and outstanding shares of UII. Concurrently with such transfer, Seller shall assign, transfer, or otherwise convey to UII or to Buyer, as applicable, all of Seller’s rights, title, and interest in and to the Token IP, provided that such transfer does not interfere with Seller’s use of such IP for other unrelated projects. The UII Share Transfer Instrument shall be in substantially the same form and substance as the draft attached hereto as Exhibit A. Upon transfer of UII shares to Buyer under this Agreement, such ownership shall vest jointly in Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza as tenants-in-common, each holding an undivided fifty percent (50%) interest therein, unless otherwise agreed in writing by the Buyers and notified to Seller prior to Closing.

4.2. Philippine Transaction. At the Philippine Closing (as defined in Article V), UII shall acquire from the shareholders of UH Properties Inc. (“UHP”) and 140 R.E. Properties Inc. (“140 RE”) one hundred percent (100%) of the issued and outstanding shares of each such entity, pursuant to separate share transfer instruments in the form attached hereto as Exhibits B.1 and B.2. Following the Philippine Closing, UHP and 140 RE shall continue to serve as the legal titleholders of all Philippine real estate assets underlying the Asset Swap Agreements and Conditional Deeds of Sale, and shall operate as local custodians of record for such properties. Buyer and UII shall assume full responsibility for the ongoing management, development, and disposition of the Philippine Property Portfolio, subject to the obligation to honor Seller’s retained seventy-five percent (75%) economic interest in the Net Proceeds, as set forth in the Revenue Participation Agreement (Exhibit C).

4.3. Asset Transfer Instrument. The transfer of the Assets contemplated by this Agreement shall be implemented through the following instruments: (a) at the UII Closing, the Asset Transfer Instrument attached hereto as Exhibit E.1, covering the Token IP; and (b) at the Philippine Closing, the Asset Transfer Instrument attached hereto as Exhibit E.2, covering the Philippine Real Estate Project.

4.4. Revenue Participation Agreement. The Parties shall execute the Revenue Participation Agreement (Exhibit C) concurrently with this Agreement. The Revenue Participation Agreement, however, shall become effective and operative only upon the Philippine Closing and shall govern Seller’s seventy-five percent (75%) participation in the Net Proceeds derived from the use, development, or disposition of the Philippine Property Portfolio.

4.5. Transition Services, Post-Closing. The Parties shall execute the Transition Services Agreement (Exhibit D) concurrently with this Agreement, effective as of the Effective Date. The Transition Services Agreement shall become operative immediately upon the UII Closing and shall govern the Transition Services to be provided by Seller in support of the orderly transfer and integration of Exhibit E.1 Assets, and other reasonable assistance related to ICO readiness.

ARTICLE V - CLOSING

5.1. Two-Stage Closing. The transactions contemplated by this Agreement shall be consummated in two coordinated stages: (i) the closing of the UII Transaction (the “UII Closing”), and (ii) the closing of the Philippine Titleholding Entities Transaction (the “Philippine Closing,” and together with the UII Closing, each a “Closing” and collectively, the “Closings”).

5.2. UII Closing. The UII Closing shall take place remotely via electronic exchange of executed documents within three (3) business days following the Effective Date, or at such other time as the Parties may agree in writing. At the UII Closing, the Parties shall deliver the following:

(i) Executed UII Share Transfer Instrument (Exhibit A);

(ii) Executed Asset Transfer Instrument (Exhibit E.1) as it pertains to the Token IP;

(iii) Confirmation of Buyer’s wire transfer of One Million U.S. Dollars (USD $1,000,000) in cleared funds to Seller, in accordance with Section 3.1(a)(I).

No transfer of UII shares or Token IP shall be effective unless and until the $1,000,000 payment has been received in full.

5.3. Philippine Closing. The Philippine Closing shall take place within thirty (30) days following the public announcement of an initial listing of the UII Token by a mutually agreed digital asset exchange, or such later date as the Parties may agree, provided that in no event shall the Philippine Closing occur later than thirty (30) days after the ICO as defined above. At the Philippine Closing, the Parties shall deliver the following:

(i) Executed Share Transfer Instruments for UHP and 140 RE (Exhibits B.1 and B.2);

(ii) Executed Asset Transfer Instrument (Exhibit E.2) as it pertains to the Philippine Real Estate Project;

(iii) Confirmation of Buyer’s wire transfer of Nine Million U.S. Dollars (USD $9,000,000) in cleared funds to Seller, in accordance with Section 3.1(a)(II).

No transfer of shares in UHP or 140 RE shall be effective unless and until the $9,000,000 payment has been received in full.

5.4. Revenue Participation Agreement. For the avoidance of doubt, the Revenue Participation Agreement (attached hereto as Exhibit C) shall be executed concurrently with this Agreement, but shall become effective and operative only upon the Philippine Closing.

5.5. Transition Services Agreement. For the avoidance of doubt, the Transition Services Agreement (attached hereto as Exhibit D) shall be executed concurrently with this Agreement and become effective and operative immediately upon the UII Closing.

5.6. Buyer’s Payment as a Condition Precedent. No deliverable of the UII Closing shall be valid or binding until Seller confirms receipt of the $1,000,000 payment in full, and no deliverable of the Philippine Closing shall be valid or binding until Seller confirms receipt of the $9,000,000 payment in full.

5.7. Tax and Regulatory Cooperation. The Parties shall use reasonable efforts to cooperate and coordinate the Closing steps to: (i) comply with applicable tax and regulatory requirements in all relevant jurisdictions, including the Republic of the Philippines and the Republic of Panama; (ii) minimize unnecessary tax exposure; and (iii) ensure proper recording and recognition of ownership and capital transfers.

5.8. Effect of the Closings. Upon the consummation of each applicable Closing, all right, title, and interest in the Assets and agreements designated for transfer at that Closing shall vest in Buyer (or, where applicable, in UII), and the Parties shall be deemed to have satisfied all mutual obligations required for that stage of Closing, subject to any post-Closing covenants or obligations expressly provided in this Agreement or in the related ancillary agreements.

5.9. Post-Closing Formalities. The Parties agree that the transfer of assets and agreements contemplated by this Agreement shall be deemed effective as between the Parties upon the execution and delivery of the applicable Closing deliverables, notwithstanding that additional steps, registrations, endorsements, or recordations may be required under the laws of any applicable jurisdiction (including, without limitation, the endorsement or delivery of share certificates, notarial protocols, or corporate registry updates). Each Party shall take all actions and execute all documents reasonably necessary to effect such additional requirements as promptly as practicable following the applicable Closing, and the failure to complete any such post-Closing formalities shall not affect the validity, enforceability, or effectiveness of the transfer as between the Parties.

ARTICLE VI - POST CLOSING OBLIGATIONS

6.1. Further Assurances. Following each Closing, and continuing thereafter, each Party shall, from time to time and upon reasonable request of the other Party, execute and deliver such further instruments, and take such other actions, as may be reasonably necessary or desirable to consummate, evidence, or perfect the transactions contemplated by this Agreement. This obligation includes, without limitation: (i) preparing, executing, and filing all registrations, recordations, notices, financing statements, or other instruments with any local, regional, or national governmental authority, registry, or regulatory body in the United States, the Republic of Panama, or the Republic of the Philippines; (ii) obtaining any required consents or authorizations from third parties or governmental bodies to give effect to the transfers and assignments contemplated herein; (iii) providing information and documentation reasonably necessary to effectuate such filings, registrations, or consents; and (iv) taking all reasonable steps to evidence, perfect, and maintain any security interests or contractual rights granted hereunder. Each Party shall cooperate in good faith and shall not unreasonably withhold, condition, or delay the execution or delivery of any such further instruments or the taking of any such actions.

6.2. Transition Services. Seller agrees to provide Transition Services to UII during the 90-day period following the UII Closing. The scope of any paid transitional support shall be governed by the Transition Services Agreement attached hereto as Exhibit D, and shall become effective and operative only upon the Philippine Closing.

6.3. Tax and Regulatory Filings. Buyer shall assume responsibility for any local or foreign tax filings, real estate transfer taxes, or regulatory submissions required as a result of the acquisition of shares in UII, UHP, or 140 RE. Seller shall reasonably cooperate in providing historical documents or certifications necessary for such filings.

6.4. Recordkeeping. Buyer agrees to maintain complete and accurate records of all financial proceeds from the Philippine Property Portfolio and to provide quarterly financial reports to Seller in accordance with the Revenue Participation Agreement.

6.5. Removal and Replacement of Directors and Officers. Effective as of the applicable Closing, all directors and officers of Unicoin International Inc. (“UII”), UH Properties Inc. (“UHP”), and 140 R.E. Properties Inc. (“140 RE”) in office immediately prior to such Closing shall be deemed to have resigned, or shall be removed, and Buyer shall have the exclusive right to designate and cause the appointment or election of new directors and officers of each such entity. The Parties shall take, or cause to be taken, all necessary corporate and shareholder actions, including the preparation, execution, and delivery of any required resolutions, resignations, director/officer consents, and shareholder approvals, to effectuate such resignations, removals, and appointments as of the Closing Date.

ARTICLE VII - DISCLAIMER OF WARRANTIES

7.1. No Representations or Warranties. Except as expressly set forth in this Agreement or in any other Transaction Document executed in connection herewith, the Assets, including without limitation the Philippine Real Estate Project, the Assigned Agreements, and the Token IP, are being sold, assigned, and transferred on an “AS IS,” “WHERE IS,” and “WITH ALL FAULTS” basis. Seller makes no representations or warranties of any kind, express or implied, with respect to the condition, title, value, enforceability, merchantability, fitness, or suitability of any of the Assets or any related rights or agreements.

7.2. Exclusion of Implied Warranties. To the fullest extent permitted by applicable law, Seller expressly disclaims and negates any and all implied warranties, including without limitation: (a) any implied warranties of merchantability, fitness for a particular purpose, quiet enjoyment, or non-infringement; (b) any warranties that may arise from usage of trade, course of performance, or course of dealing; and (c) any warranties with respect to the accuracy or completeness of any documentation or other materials provided or made available to Buyer.

7.3. No Warranty as to Title or Enforceability of Third-Party Rights. Seller makes no representation or warranty as to the validity, enforceability, or continued availability of any rights under third-party agreements included in the Assigned Agreements or any Assets. Buyer acknowledges that some rights may be contingent or conditional upon third-party performance.

7.4. Acknowledgment by Buyer. Buyer (which, for the avoidance of doubt, refers collectively to Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza, jointly and severally) acknowledges and agrees that it has conducted its own independent investigation, due diligence, and analysis of the Assets and the transactions contemplated by this Agreement. Buyer further acknowledges that it has relied solely on its own judgment and professional advice and not on any oral or written representations, warranties, or disclosures by Seller or any of its affiliates, agents, or representatives, except as expressly set forth in this Agreement.

7.5. Survival. This Article VII shall survive the Closings and shall remain binding on the Parties notwithstanding any investigation, inspection, or knowledge acquired by Buyer prior to a Closing.

ARTICLE VIII - REPRESENTATIONS

8.1. Mutual Representations. Each Party represents and warrants to the other Parties that:

(a) Authority. If such Party is a corporation or other legal entity, it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation and has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement and all ancillary agreements contemplated herein. If such Party is an individual, such individual has full legal capacity and authority to execute, deliver, and perform this Agreement and all ancillary agreements contemplated herein.

(b) Authorization. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary action on the part of such Party, if an entity; and (ii) constitute valid and binding obligations of such Party, enforceable against such Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and general principles of equity.

(c) No Conflict. The execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby will not (i) if such Party is an entity, violate any provision of its governing documents, (ii) conflict with or result in a breach of any contract, agreement, or obligation to which such Party is bound, or (iii) violate any law, judgment, order, or decree applicable to such Party.

(d) Consents and Approvals. No consent, approval, waiver, or authorization of, or filing with, or notification to, any governmental authority or third party is required to be obtained or made by such Party in connection with the execution, delivery, and performance of this Agreement, except for (i) those that have already been duly obtained or made and are in full force and effect as of the applicable Closing, and (ii) those the absence of which would not reasonably be expected to have a material adverse effect on such Party’s ability to perform its obligations under this Agreement.

ARTICLE IX - INDEMNIFICATION

9.1. Indemnification by Seller. Seller shall indemnify, defend, and hold harmless Buyer (which, for the avoidance of doubt, refers collectively to Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza, jointly and severally), Buyer’s affiliates, and their respective officers, directors, employees, and agents (collectively, the “Buyer Indemnitees”) from and against any and all losses, claims, liabilities, damages, and expenses (including reasonable attorneys’ fees) to the extent arising out of or relating to: (a) any breach by Seller of this Agreement; (b) any inaccuracy or breach of any representation or warranty made by Seller herein; or (c) any claim by a third party relating to the Assigned Agreements, but only to the extent such claim is based on acts or omissions occurring prior to the applicable Closing.

9.2. Indemnification by Buyer. Buyer shall, jointly and severally, indemnify, defend, and hold harmless Seller, Seller’s affiliates, and their respective officers, directors, employees, and agents (collectively, the “Seller Indemnitees”) from and against any and all losses, claims, liabilities, damages, and expenses (including reasonable attorneys’ fees) to the extent arising out of or relating to: (a) any breach by Buyer of this Agreement; (b) any inaccuracy or breach of any representation or warranty made by Buyer herein; or (c) any claim by a third party arising out of or relating to the Assigned Agreements, the Philippine Property Portfolio, or the Token IP, but only to the extent such claim arises from acts or omissions occurring after the applicable Closing.

9.3. Survival. The indemnification obligations set forth in this Article IX shall survive the applicable Closing and the termination of this Agreement for a period of two (2) years; provided, however, that claims involving fraud, intentional misrepresentation, or willful misconduct shall survive indefinitely.

ARTICLE X - MISCELLANEOUS

10.1. Joint and Several Obligations of Buyers. All obligations of Buyer under this Agreement, including without limitation all payment obligations under Article III, shall be the joint and several obligations of Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza. Seller may enforce any such obligations against either or both individuals without prejudice to its rights against the other.

10.2. Entire Agreement. This Agreement, including all Exhibits and Schedules attached hereto and all documents incorporated by reference (collectively, the “Transaction Documents”), constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all prior oral or written agreements, understandings, or representations.

10.3. Amendments and Waivers. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless in writing and signed by all Parties. No failure or delay by any Party in exercising any right or remedy shall operate as a waiver thereof.

10.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Parties, except that Buyer may assign this Agreement to an affiliated entity or successor-in-interest in connection with a bona fide reorganization, merger, or asset transfer, provided such assignment does not impair Seller’s economic rights under the Revenue Participation Agreement.

10.5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of law principles. Notwithstanding the foregoing, the transfer of shares in Unicoin International Inc. shall be governed by the laws of the Republic of Panama, and the transfers of shares in UH Properties Inc. and 140 R.E. Properties Inc. shall be governed by the laws of the Republic of the Philippines. Except as otherwise provided herein, any dispute, controversy, or claim arising out of or relating to this Agreement, including its interpretation, performance, breach, or termination, shall be finally resolved by binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect. The arbitration shall be conducted by a single arbitrator, unless the Parties mutually agree otherwise. The seat of arbitration shall be New York, New York, and the proceedings shall be conducted in English. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

10.6. Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures delivered electronically (e.g., via PDF, DocuSign, or similar platform) shall be deemed valid and binding as originals.

10.7. No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the Parties hereto and their permitted assigns, and nothing herein shall confer upon any other person or entity any legal or equitable right, benefit, or remedy.

10.8. Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect, the remaining provisions shall remain in full force and effect and shall be construed to give effect to the original intent of the Parties as nearly as possible.

10.9. Expenses. Each Party shall bear its own costs and expenses in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the transactions contemplated herein, unless otherwise agreed in writing.

10.10. No Presumption Against Drafter. Each Party acknowledges that it has been represented by independent legal counsel (or has had the opportunity to be), and that this Agreement has been negotiated and drafted jointly by the Parties. Accordingly, no presumption or rule of strict construction shall be applied against any Party as the drafter of this Agreement.

10.11. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered solely by email to the designated addresses below. Any such notice shall be deemed received on the date sent, provided that the sending Party does not receive a bounce-back or other error message indicating failed delivery. Notices sent after 5:00 p.m. local time of the recipient shall be deemed received on the next business day.

For Seller (Unicoin Inc.):

Alex Konanykhin, CEO, Email: [***]

wiith copy to Eduardo Serrano, Legal Counsel, Email; [***]

For Buyer:

Engr. Ronald Arizabal Mendoza, Email: [***]

Mr. Arnold Arizabal Mendoza, Email: [***]

Each Party may change its designated email address by providing notice of the new address to the other Parties in accordance with this Section.

10.12. Acknowledgement of Execution Authority. The Parties acknowledge and agree that Unicoin International Inc. (“UII”), UH Properties Inc. (“UHP”), and 140 R.E. Properties Inc. (“140 RE”) are parties to this Agreement solely for the limited purpose of (i) acknowledging and consenting to the transactions contemplated herein, including the transfer of their respective shares to Buyer, and (ii) evidencing their agreement to assign or transfer any related assets, rights, or obligations as set forth in this Agreement.

Each of UII, UHP, and 140 RE is executing this Agreement through its current authorized signatory prior to Closing, with the understanding and agreement of all Parties, including Buyer, that:

(a) Such execution is intended exclusively to evidence their consent to and participation in the transactions contemplated herein, and to facilitate the consummation of the Closings;

(b) Buyer is the designated acquirer of all issued and outstanding shares of UII, UHP, and 140 RE pursuant to this Agreement and the related share transfer instruments to be delivered at the applicable Closing;

(c) Upon and immediately after the applicable Closing, Buyer shall have full authority to act on behalf of UII, UHP, and 140 RE, including with respect to the performance of their respective obligations under this Agreement and any ancillary agreements, and any such agreements executed at or in connection with Closing that are intended to be effective post-Closing shall be deemed executed by Buyer in its capacity as the post-Closing owner and authorized representative of each such entity; and

(d) Any notices or communications required under this Agreement to UII, UHP, or 140 RE may, after Closing, be validly delivered to Buyer as their sole authorized representative; and

(e) The execution of this Agreement by UII, UHP, and 140 RE is made with the understanding that the Transferor Shareholders have separately executed a Shareholder Consent and Limited Acknowledgment, which shall govern their rights and obligations solely with respect to the transfer of shares and not any broader participation in this Agreement.

10.13. Disclaimer Regarding Representation: The Parties acknowledge and agree that this Agreement has been prepared by Eduardo Serrano, acting solely in his capacity as legal counsel to Unicoin Inc. (“Unicoin”). Mr. Serrano does not, and shall not be deemed to, represent any other Party to this Agreement, including without limitation Unicoin International, 140 RE, UHP, or any of their respective affiliates. Each such Party acknowledges that it has been advised to seek, and has had the opportunity to obtain, independent legal counsel of its own choosing with respect to the negotiation, execution, and performance of this Agreement. No attorney–client relationship exists or shall be deemed to exist between Mr. Serrano and any Party other than Unicoin.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SELLER:

UNICOIN INC.
a Delaware corporation

By:
Name:	Alex Konanykhin
Title:	CEO
Email:	[***]

BUYER:

/s/
Engr.	Ronald Arizabal Mendoza
Email:	[***]

/s/
Mr.	Arnold Arizabal Mendoza
Email:	[***]

UNICOIN INTERNATIONAL INC.
a company incorporated under the laws of Panama

By:
Name:	Alexander Konanykhin
Title:	CEO
Email:	[***]

UH PROPERTIES INC.
a company incorporated under the laws of the Philippines

By:
Name:	Jasmin Lyn Salinas Sambrana
Title:	Director
Email:	[***]

By:
Name:	Maan Grace Baguioen Elago
Title:	Director
Email:	[***]

140 R.E. PROPERTIES INC.
a company incorporated under the laws of the Philippines

By:
Name:	Prissy Angelica Somera Antonio
Title:	President
Email:	[***]

By:
Name:	Mr. Ronald Arizabal Mendoza
Title:	Chairman of the Board
Email:	[***]

Shareholder Consent and Limited Acknowledgment

Each of the undersigned shareholders of Unicoin International Inc., UH Properties Inc., and 140 R.E. Properties Inc. (collectively, the “Transferor Shareholders”) is executing this Agreement solely for the limited purpose of acknowledging and consenting to the transfer of shares as contemplated in Article IV and the related share transfer instruments.

Nothing in this Agreement shall be construed to impose on any Transferor Shareholder any representation, warranty, covenant, or liability beyond the delivery of such shares free and clear of encumbrances, or to make such shareholder a party to any other obligation or transaction described herein.

UII Shareholder:

Unicoin Holding Corporation

By:
Name:	Alex Konanykhin
Title:	Director
Email:	[***]

By:
Name:	Silvina Moschini
Title:	Director
Email:	[***]

UH Properties Inc. Shareholders:

/s/
Name:	JASMIN LYN SALINAS SAMBRANA
Email:	[***]

/s/
Name:	MAAN GRACE BAGUIOEN ELAGO
Email:	[***]

140 R.E. Properties Inc Shareholders:

/s/
Name:	Prissy Angelica Somera Antonio
Email:	[***]

/s/
Name:	Lorna Soriano Alejandro
Email:	[***]

/s/
Name:	Ronald Arizabal Mendoza
Email:	[***]

/s/
Name:	Alexander Konanykhin
Email:	[***]

/s/
Name:	Richard G. Devlin
Email:	[***]

[Exhibits and Schedules to follow on next pages]

EXHIBITS AND SCHEDULES

●	Exhibit A – UII Share Transfer Instrument

●	Exhibit B.1 – UHP Share Transfer Instrument

●	Exhibit B.2 – 140 RE Share Transfer Instruments

●	Exhibit C – Revenue Participation Agreement

●	Exhibit D – Transition Services Agreement

●	Exhibit E.1 – Token IP Asset Transfer Instrument

●	Exhibit E.2 – Philippine Real Estate Project

●	Schedule 1 – Description of Assets

●	Schedule 2 – Philippine Property Portfolio

Exhibit A - UII Share Transfer Instrument

EXHIBIT A

SHARE TRANSFER INSTRUMENT

(Unicoin International Inc.)

[TO FOLLOW ON NEXT PAGE]

SHARE TRANSFER INSTRUMENT

(Unicoin International Inc.)

This SHARE TRANSFER INSTRUMENT (this “Instrument”) is made and entered into as of the Effective Date, by and among the following parties:

Transferors:

The undersigned Shareholder(s) of Unicoin International Inc., as identified in Schedule A attached hereto (or “Transferor”);

Transferee:

Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines (together, “Transferee”); and

Company:

Unicoin International Inc., a company established under the laws of Panama, Public Deed No. 5065, with its registered agent being the Law Firm of Mata & Pitti, Advanced Tower, 1st Floor, Panama City, Panama (“UII” or the “Company”).

Each of the above may be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Transferor owns 100% of the issued and outstanding shares of the Company as set forth in Schedule A;

WHEREAS, pursuant to that certain Master Transaction Agreement (the “Master Agreement”) entered into by and among the Parties and certain affiliates, the Transferor desires to transfer, assign, and convey all of their respective shares in the Company to the Transferee, and the Transferee desires to acquire the same, subject to the terms and conditions set forth herein;

WHEREAS, the Transferor makes this transfer voluntarily, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the Master Agreement, the Parties agree as follows:

1. TRANSFER OF SHARES

1.1. Transferor hereby irrevocably sells, assigns, transfers, conveys, and delivers to the Transferee, and the Transferee hereby acquires and accepts from Transferor, all rights, titles, and interests in and to the shares of the Company owned by such Transferor, in the amounts set forth in Schedule A, free and clear of all liens, encumbrances, claims, or third-party rights.

1.2. The total number of shares being transferred under this Instrument represents 100% of the issued and outstanding shares of the Company.

1.3. The shares transferred hereunder shall be registered in the joint names of Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza, as tenants in common, each holding an undivided fifty percent (50%) interest. Each shall have the full right to transfer, assign, or otherwise deal with his respective interest, subject to applicable law and the governing documents of the Company.

2. CONSIDERATION

2.1. The Transferor acknowledges and agrees that this transfer of shares is made in connection with the Master Transaction Agreement, and forms an integral part of the broader transaction contemplated therein. The Transferor further acknowledges that it is receiving indirect consideration and/or non-monetary benefits in the form of strategic alignment, release of obligations, and other value derived from the transaction as a whole, and hereby waive any claim to separate or additional compensation in connection with this transfer.

3. ACKNOWLEDGMENTS

3.1. Transferor acknowledges and agrees that: (i) this transfer is final, absolute, and unconditional; (ii) the Transferor has full authority to transfer the shares and has obtained all necessary consents; and (iii) upon delivery of this Instrument, the Transferor will no longer hold any ownership or voting rights in the Company.

3.2. The Company hereby acknowledges and approves the transfer of shares from the Transferor to the Transferee and shall take all necessary corporate action to record the Transferee as the sole shareholder of the Company in its corporate records.

4. WARRANTIES AND LIMITATIONS

4.1. The Transferor makes no representations or warranties except as expressly set forth herein and in the Master Agreement. All shares are being transferred “as is, where is”, without any warranties or guarantees, express or implied, including any warranties as to fitness, merchantability, or non-infringement.

5. MISCELLANEOUS

5.1. Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the Republic of Panama.

5.2. Entire Agreement. This Instrument, together with the Master Agreement, incorporated hereto by reference, constitutes the entire agreement between the Parties with respect to the transfer of the Shares.

5.3. Counterparts. This Instrument may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

5.4. “Effective Date” means the date this Instrument is fully executed by all Parties. Notwithstanding the execution and delivery of this Instrument, the legal effectiveness of the transfer of shares contemplated herein shall be expressly conditioned upon the consummation of the UII Closing under the Master Agreement. If the Closing under the Master Agreement does not occur for any reason, the applicable transfer Instrument shall be deemed null and void and of no legal force or effect, and no Party shall have any rights or obligations hereunder.

IN WITNESS WHEREOF, the undersigned have executed this Share Transfer Instrument as of the Effective Date.

TRANSFEROR (As listed in Schedule A):

Unicoin Holding Corporation

By:
Name:	Alex Konanykhin
Title:	Director
Email:	[***]

By:
Name:	Silvina Moschini
Title:	Director
Email:	[***]

TRANSFEREE/BUYER:

/s/
Engr. Ronald Arizabal Mendoza
Email:	[***]

/s/
Mr. Arnold Arizabal Mendoza
Email:	[***]

UNICOIN INTERNATIONAL INC. (UII):

By:
Name:	Alexander Konanykhin
Title:	CEO
Email:	[***]

Schedule A

Shareholder Table

Transferor Name:	No. of Shares	% Ownership
Unicoin Holding Corporation	ONE MILLION (1,000,000,000) Shares	100%
TOTAL:	ONE MILLION (1,000,000,000) Shares	100%

Exhibit B.1 - UHP Share Transfer Instrument

B.1-1

EXHIBIT B.1

SHARE TRANSFER INSTRUMENT

(UH Properties Inc.)

[TO FOLLOW ON NEXT PAGE]

B.1-2

SHARE TRANSFER INSTRUMENT

(UH Properties Inc.)

This SHARE TRANSFER INSTRUMENT (this “Instrument”) is made and entered into as of the Effective Date, by and among the following parties:

Transferors:

The undersigned Shareholders of UH Properties Inc., as identified in Schedule A attached hereto (each a “Transferor,” and collectively, the “Transferors”);

Transferee:

Unicoin International Inc., a Panamanian Company represented by Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines (the “Transferee”); and

Company:

UH Properties Inc., a company established under the laws of the Philippines, with its principal office located at 117 First Floor, Everlasting Street gefa-Lower, Quirino Magsaysay, General Emilio F. Aguinaldo, Baguio City, Benguet, Cordillera Administrative Region, 2600 (“UHP” or the “Company”).

Each of the above may be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Transferors collectively own 100% of the issued and outstanding shares of the Company as set forth in Schedule A;

WHEREAS, pursuant to that certain Master Transaction Agreement (the “Master Agreement”), entered into by and among the Parties and certain affiliates, the Transferors desire to transfer, assign, and convey all of their respective shares in the Company to the Transferee, and the Transferee desires to acquire the same, subject to the terms and conditions set forth herein;

WHEREAS, the Transferors make this transfer voluntarily, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the Master Agreement, the Parties agree as follows:

B.1-3

1. TRANSFER OF SHARES

1.1. Each Transferor hereby irrevocably sells, assigns, transfers, conveys, and delivers to the Transferee, and the Transferee hereby acquires and accepts from each Transferor, all right, title, and interest in and to the shares of the Company owned by such Transferor, in the amounts set forth in Schedule A, free and clear of all liens, encumbrances, claims, or third-party rights.

1.2. The total number of shares being transferred under this Instrument represents 100% of the issued and outstanding shares of the Company.

2. CONSIDERATION

2.1. The Transferors acknowledge and agree that this transfer of shares is made in connection with the Master Transaction Agreement, and forms an integral part of the broader transaction contemplated therein. The Transferors further acknowledge that they are receiving indirect consideration and/or non-monetary benefits in the form of strategic alignment, release of obligations, and other value derived from the transaction as a whole, and hereby waive any claim to separate or additional compensation in connection with this transfer.

3. ACKNOWLEDGMENTS

3.1. Each Transferor acknowledges and agrees that: (i) this transfer is final, absolute, and unconditional; (ii) the Transferor has full authority to transfer the shares and has obtained all necessary consents; and (iii) upon delivery of this Instrument, the Transferor will no longer hold any ownership or voting rights in the Company.

3.2. The Company hereby acknowledges and approves the transfer of shares from the Transferors to the Transferee and shall take all necessary corporate action to record the Transferee as the sole shareholder of the Company in its corporate records.

4. WARRANTIES AND LIMITATIONS

4.1. The Transferors make no representations or warranties except as expressly set forth herein and in the Master Agreement. All shares are being transferred “as is, where is”, without any warranties or guarantees, express or implied, including any warranties as to fitness, merchantability, or non-infringement.

5. MISCELLANEOUS

5.1. Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the Philippines.

B.1-4

5.2. Entire Agreement. This Instrument, together with the Master Agreement, incorporated hereto by reference, constitutes the entire agreement between the Parties with respect to the transfer of the Shares.

5.3. Counterparts. This Instrument may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

5.4. “Effective Date” means the date this Instrument is fully executed by all Parties. Notwithstanding the execution and delivery of this Instrument, the legal effectiveness of the transfer of shares contemplated herein shall be expressly conditioned upon the consummation of the Philippine Closing as defined under the Master Transaction Agreement. If the Philippine Closing does not occur for any reason, this Instrument shall be deemed null and void and of no legal force or effect, and no Party shall have any rights or obligations hereunder.

IN WITNESS WHEREOF, the undersigned have executed this Share Transfer Instrument as of the Effective Date.

TRANSFERORS
(As listed in Schedule A)

/s/
Name:	JASMIN LYN SALINAS SAMBRANA
No. of Shares: Sixty-Three (63)
Email:	[***]

/s/
Name:	MAAN GRACE BAGUIOEN ELAGO
No. of Shares: Sixty-Two (62)
Email:	[***]

TRANSFEREE:
Unicoin International Inc.

By:
Engr. Ronald Arizabal Mendoza
Email:	[***]

By:
Mr. Arnold Arizabal Mendoza
Email:	[***]

UH Properties Inc.:

By:
Name:	Jasmin Lyn Salinas Sambrana
Title:	Director
Email:	[***]

By:
Name:	Maan Grace Baguioen Elago
Title:	Director
Email:	[***]

B.1-5

Schedule A

Shareholder Table

Name	Nationality	Share Type	No. of Shares Subscribed	Amount Subscribed
JASMIN LYN SALINAS SAMBRANA	Philippine, Filipino	Common - Voting-with Par	63	P63,000.00
MAAN GRACE BAGUIOEN ELAGO	Philippine, Filipino	Common - Voting-with Par	62	P62,000.00
TOTAL			125	P125,000.00

B.1-6

Exhibit B.2 - 140 RE Transfer Instrument

B.2-1

EXHIBIT B.2

SHARE TRANSFER INSTRUMENT

(140 R.E. Properties Inc.)

[TO FOLLOW ON NEXT PAGE]

B.2-2

SHARE TRANSFER INSTRUMENT

(140 R.E. Properties Inc.)

This SHARE TRANSFER INSTRUMENT (this “Instrument”) is made and entered into as of the “Effective Date”), by and among the following parties:

Transferors:

The undersigned Shareholders of 140 R.E. Properties Inc., as identified in Schedule A attached hereto (each a “Transferor,” and collectively, the “Transferors”);

Transferee:

Unicoin International Inc., a Panamanian Company represented by Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines (the “Transferee”); and

Company:

140 R.E. Properties Inc., a company established under the laws of the Philippines, with its principal office located at address of 7/F Unit B, 8 Rockwell Rockwell Drive, Rockwell Center, Poblacion, City of Makati, Fourth District, National Capital Region, 1210 (“UII” or the “Company”).

Each of the above may be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Transferors collectively own 100% of the issued and outstanding shares of the Company as set forth in Schedule A;

WHEREAS, pursuant to that certain Master Transaction Agreement (the “Master Agreement”), entered into by and among the Parties and certain affiliates, the Transferors desire to transfer, assign, and convey all of their respective shares in the Company to the Transferee, and the Transferee desires to acquire the same, subject to the terms and conditions set forth herein;

WHEREAS, the Transferors make this transfer voluntarily, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the Master Agreement, the Parties agree as follows:

1. TRANSFER OF SHARES

1.1. Each Transferor hereby irrevocably sells, assigns, transfers, conveys, and delivers to the Transferee, and the Transferee hereby acquires and accepts from each Transferor, all right, title, and interest in and to the shares of the Company owned by such Transferor, in the amounts set forth in Schedule A, free and clear of all liens, encumbrances, claims, or third-party rights.

B.2-3

1.2. The total number of shares being transferred under this Instrument represents 100% of the issued and outstanding shares of the Company.

2. CONSIDERATION

2.1. The Transferors acknowledge and agree that this transfer of shares is made in connection with the Master Transaction Agreement, and forms an integral part of the broader transaction contemplated therein. The Transferors further acknowledge that they are receiving indirect consideration and/or non-monetary benefits in the form of strategic alignment, release of obligations, and other value derived from the transaction as a whole, and hereby waive any claim to separate or additional compensation in connection with this transfer.

3. ACKNOWLEDGMENTS

3.1. Each Transferor acknowledges and agrees that: (i) this transfer is final, absolute, and unconditional; (ii) the Transferor has full authority to transfer the shares and has obtained all necessary consents; and (iii) upon delivery of this Instrument, the Transferor will no longer hold any ownership or voting rights in the Company.

3.2. The Company hereby acknowledges and approves the transfer of shares from the Transferors to the Transferee and shall take all necessary corporate action to record the Transferee as the sole shareholder of the Company in its corporate records.

4. WARRANTIES AND LIMITATIONS

4.1. The Transferors make no representations or warranties except as expressly set forth herein and in the Master Agreement. All shares are being transferred “as is, where is”, without any warranties or guarantees, express or implied, including any warranties as to fitness, merchantability, or non-infringement.

5. MISCELLANEOUS

5.1 Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the Philippines.

5.2 Entire Agreement. This Instrument, together with the Master Agreement, incorporated hereto by reference, constitutes the entire agreement between the Parties with respect to the transfer of the Shares.

5.3 Counterparts. This Instrument may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

5.4. “Effective Date” means the date this Instrument is fully executed by all Parties. Notwithstanding the execution and delivery of this Instrument, the legal effectiveness of the transfer of shares contemplated herein shall be expressly conditioned upon the consummation of the Philippine Closing as defined under the Master Transaction Agreement. If the Philippine Closing does not occur for any reason, this Instrument shall be deemed null and void and of no legal force or effect, and no Party shall have any rights or obligations hereunder.

B.2-4

IN WITNESS WHEREOF, the undersigned have executed this Share Transfer Instrument as of the Effective Date.

TRANSFERORS
(As listed in Schedule A)

/s/
Name:	Prissy Angelica Somera Antonio
Email:	[***]

/s/
Name:	Lorna Soriano Alejandro
Email:	[***]

/s/
Name:	Ronald Arizabal Mendoza
Email:	[***]

/s/
Name:	Alexander Konanykhin
Email:	[***]

/s/
Name:	Richard G. Devlin
Email:	[***]

TRANSFEREE: Unicoin International Inc.

By:
Engr. Ronald Arizabal Mendoza
Email:	[***]

By:
Mr. Arnold Arizabal Mendoza
Email:	[***]

140 R.E. Properties Inc:

By:
Name:	Prissy Angelica Somera Antonio
Title:	President
Email:	[***]

By:
Name:	Mr. Ronald Arizabal Mendoza
Title:	Chairman of the Board
Email:	[***]

B.2-5

Schedule A

Shareholder Table

Name	Nationality	Share Type	No. of Shares Subscribed	Amount Subscribed
PRISSY ANGELICA SOMERA ANΤΟΝΙΟ	Philippine, Filipino	Common -Voting - with Par	6,250	P625,000.00
LORNA SORIANO ALEJANDRO	Philippine, Filipino	Common -Voting - with Par	625	P62,500.00
RONALD ARIZABAL MENDOZA	Philippine, Filipino	Common -Voting - with Par	625	P625,500.00
ALEXANDER ΚΟΝΑΝΥΚΗΙΝ	Italian	Common -Voting - with Par	4,375	P437,500.00
RICHARD GERALD DEVLIN III	American	Common -Voting - with Par	625	P62,500.00
TOTAL			12,500	P1,250,000.00

B.2-6

Exhibit C - Revenue Participation Agreement

C-1

EXHIBIT C

REVENUE PARTICIPATION AGREEMENT

[The Revenue Participation Agreement has been filed separately as Exhibit 10.2 to the
Company’s Current Report on Form 8-K dated September 15, 2025.]

C-2

Exhibit D - Transition Services Agreement

D-1

EXHIBIT D

TRANSITION SERVICES AGREEMENT

[The Transition Services Agreement has been filed separately as Exhibit 10.3 to the
Company’s Current Report on Form 8-K dated September 15, 2025.]

D-2

Exhibit E.1 - Asset Transfer Instrunment

E.1-1

EXHIBIT E.1 -

ASSET TRANSFER INSTRUMENT

[TO FOLLOW ON NEXT PAGE]

E.1-2

ASSET TRANSFER INSTRUMENT

(The Token IP)

This Asset Transfer Instrument (this “Instrument”) is executed and delivered as of the Effective Date by and between:

Unicoin Inc., a Delaware corporation with its principal business address at 300 Delaware Avenue, Suite 210, Wilmington, DE 19801 (“Transferor” or “Seller”); and

Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines(together, “Transferee” or “Buyer”).

This Instrument is executed pursuant to and in accordance with that certain Master Transaction Agreement (the “Master Agreement”), entered into by and among Transferor, Transferee, and other parties named therein, and incorporated hereto by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Agreement.

1. Transfer of Assets. Subject to the terms and limitations set forth in the Master Agreement, and in consideration of the transactions contemplated therein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Transferor hereby sells, assigns, transfers, and conveys to Transferee, effective as of the Effective Date, all of its right, title, and interest in and to the following assets (collectively, the “Transferred Assets”):

(A) The Token IP:

(i) Smart Contract Instance. All of Seller’s right, title, and interest in and to the deployed smart contract instance governing the Unicoinx token (the “Unicoinx Contract”), including the contract address, together with all associated administrative, deployer, or control keys, multi-signature arrangements, and access credentials.

(ii) Token Identity. The exclusive right to use and control the token name Unicoinx, the ticker symbols Unicoinˣ, uˣ, UX (or such other ticker as assigned at launch), and all associated goodwill, branding, and commercial rights.

(iii) Token Metadata. Any token logos, metadata, configuration files, IPFS hashes, or similar identifying materials used to describe or represent Unicoinx in blockchain explorers, wallets, or trading platforms.

(iv) Listing Rights. To the extent transferable, any exchange listing applications, approvals, or related agreements pertaining specifically to Unicoinx (e.g., WEEX Exchange).

(v) Exclusions. For the avoidance of doubt, the Token IP shall not include the source code or smart contract templates used by Seller in connection with other digital assets or token projects. Any such shared systems may, if necessary, be made available to Buyer under a non-exclusive, royalty-free license solely for the purpose of operating Unicoinx.

E.1-3

2. Tenancy in Common: The assets transferred hereunder shall be registered in the joint names of Engr. Ronald Arizabal Mendoza and Mr. Arnold Arizabal Mendoza, as tenants in common, each holding an undivided fifty percent (50%) interest. Each shall have the full right to transfer, assign, or otherwise deal with his respective interest, subject to applicable law and the governing documents of the Company.

3. Excluded Assets: The Transferred Assets do not include any assets, rights, or interests not specifically described herein, including without limitation: (i) any assets related to other Unicoin projects or operations; (ii) any proprietary technology, software, or systems not directly supporting the Philippine Real Estate Project or the Unicoinx token; and (iii) any trademarks, brand assets, or intellectual property of Unicoin Inc. except as expressly described under Section 1(B).

4. Disclaimer of Warranties. Except as expressly as may be provided in the Master Agreement, Transferor makes no representations or warranties, express or implied, with respect to the Transferred Assets, including without limitation any implied warranties of merchantability, fitness for a particular purpose, or non-infringement. The Transferred Assets are assigned and transferred “AS IS, WHERE IS, AND WITH ALL FAULTS.”

5. Miscellaneous

5.1. “Effective Date” means the date this Instrument is fully executed by all Parties. Notwithstanding the execution and delivery of this Instrument, its legal effectiveness shall be expressly conditioned upon the consummation of the UII Closing as defined under the Master Transaction Agreement. If the UII Closing does not occur for any reason, this Agreement shall be deemed null and void ab initio and have no legal force or effect, and no Party shall have any rights or obligations hereunder.

5.2. Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles, except as may otherwise be required under applicable law for local asset transfers.

5.3. Master Agreement Controls. In the event of any conflict between the terms of this Instrument and the Master Agreement, the terms of the Master Agreement shall govern and control.

5.4. Counterparts. This Instrument may be executed in counterparts (including via PDF or DocuSign), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

E.1-4

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

UNICOIN INC.

By:
Name:	Alex Konanykhin
Title:	CEO
Email:	[***]

BUYER:

/s/
Engr. Ronald Arizabal Mendoza
Email:	[***]

/s/
Mr. Arnold Arizabal Mendoza
Email:	[***]

E.1-5

Exhibit E.2 - Asset Transfer Instrunment

E.2-1

EXHIBIT E.2 -

ASSET TRANSFER INSTRUMENT

[TO FOLLOW ON NEXT PAGE]

E.2-2

ASSET TRANSFER INSTRUMENT

(The Philippine Real Estate Project)

This Asset Transfer Instrument (this “Instrument”) is executed and delivered as of the Effective Date by and between:

Unicoin Inc., a Delaware corporation with its principal business address at 300 Delaware Avenue, Suite 210, Wilmington, DE 19801 (“Transferor” or “Seller”); and

Unicoin International Inc., a Panamanian Company represented by Engr. Ronald Arizabal Mendoza, an individual citizen of the Philippines, residing at 7 Chestnut Street, St. San Roque Marikina City, Philippines; and his brother, Mr. Arnold Arizabal Mendoza, an individual, citizen of the Philippines, residing at 37 Philip Street, Multinational Village, Paranaque City, Philippines (together, “Transferee” or “Buyer”).

This Instrument is executed pursuant to and in accordance with that certain Master Transaction Agreement (the “Master Agreement”), entered into by and among Transferor, Transferee, and other parties named therein, and incorporated hereto by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Agreement.

1. Transfer of Assets. Subject to the terms and limitations set forth in the Master Agreement, and in consideration of the transactions contemplated therein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Transferor hereby sells, assigns, transfers, and conveys to Transferee, effective as of the Effective Date, all of its right, title, and interest in and to the following assets (collectively, the “Transferred Assets”):

(A) The Philippine Real Estate Project:

(i) Investor Information: The list of Investors party to the ASAs, including available contact information, as maintained in Seller’s internal records and relating to the Philippine Property Portfolio as identified in Schedule 2 attached to the Master Agreement.

(ii) Property Documentation: The list of properties included in the Philippine Property Portfolio, together with any third-party appraisals, title documents, inspection reports, and other documentation in Seller’s possession or received in connection with the ASAs, as identified in Schedule 2 attached to the Master Agreement.

(iii) Assignable Agreements: All Assignable Agreements, including amendments, correspondence, consents, or other documents relating to the items described in subsections (i) and (ii) above, in each case to the extent in Seller’s possession or control and assignable or transferable by Seller.

2. Excluded Assets: The Transferred Assets do not include any assets, rights, or interests not specifically described herein, including without limitation: (i) any assets related to other Unicoin projects or operations; (ii) any proprietary technology, software, or systems not directly supporting the Philippine Real Estate Project or the Unicoinx token; and (iii) any trademarks, brand assets, or intellectual property of Unicoin Inc. except as expressly described under Section 1(B).

E.2-3

3. Disclaimer of Warranties. Except as expressly as may be provided in the Master Agreement, Transferor makes no representations or warranties, express or implied, with respect to the Transferred Assets, including without limitation any implied warranties of merchantability, fitness for a particular purpose, or non-infringement. The Transferred Assets are assigned and transferred “AS IS, WHERE IS, AND WITH ALL FAULTS.”

4. Miscellaneous

4.1. Post-Closing Allocation to Subsidiaries. Buyer acknowledges that certain assets transferred under this Instrument, including but not limited to the Token IP and operational components of the Philippine Real Estate Project, are intended to be operated or administered post-Closing by Unicoin International Inc. (“UII”), as a subsidiary of Buyer - post closing. Buyer shall be solely responsible for effecting any internal transfers, assignments, or licenses necessary to enable UII or other Buyer-affiliated entities to carry out the purposes of the Master Transaction Agreement. Nothing herein shall obligate Seller to effect such internal transfers on Buyer’s behalf after Closing.

4.2. “Effective Date” means the date this Instrument is fully executed by all Parties. Notwithstanding the execution and delivery of this Instrument, its legal effectiveness shall be expressly conditioned upon the consummation of the Philippine Closing as defined under the Master Transaction Agreement. If the Philippine Closing does not occur for any reason, this Agreement shall be deemed null and void ab initio and have no legal force or effect, and no Party shall have any rights or obligations hereunder.

4.3. Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles, except as may otherwise be required under applicable law for local asset transfers.

4.4. Master Agreement Controls. In the event of any conflict between the terms of this Instrument and the Master Agreement, the terms of the Master Agreement shall govern and control.

4.5. Counterparts. This Instrument may be executed in counterparts (including via PDF or DocuSign), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

E.2-4

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

UNICOIN INC.

By:
Name:	Alex Konanykhin
Title:	CEO
Email:	[***]

UNICOIN INTERNATIONAL INC

By:
Engr. Ronald Arizabal Mendoza
Email:	[***]

By:
Mr. Arnold Arizabal Mendoza
Email:	[***]

E.2-5

Schedule 1 - Description of Assets

Sch. 1-1

SCHEDULE 1 -

Description of Assets

(A) THE PHILIPPINE REAL ESTATE PROJECT:

(i) Investor Information: The list of investors party to the ASAs, including available contact information, as maintained in Seller’s internal records and relating to the Philippine Property Portfolio as identified in Schedule 2 attached to the Master Agreement.

(ii) Property Documentation: The list of properties included in the Philippine Property Portfolio, together with any third-party appraisals, title documents, inspection reports, and other documentation in Seller’s possession or received in connection with the ASAs, as identified in Schedule 2 attached to the Master Agreement.

(iii) Assignable Agreements: All Assignable Agreements, including amendments, correspondence, consents, or other documents relating to the items described in subsections (i) and (ii) above, in each case to the extent in Seller’s possession or control and assignable or transferable by Seller.

(B) THE TOKEN IP:

(i) Smart Contract Instance. All of Seller’s right, title, and interest in and to the deployed smart contract instance governing the Unicoinx token (the “Unicoinx Contract”), including the contract address, together with all associated administrative, deployer, or control keys, multi-signature arrangements, and access credentials.

(ii) Token Identity. The exclusive right to use and control the token name Unicoinx, the ticker symbols Unicoinˣ, uˣ, UX (or such other ticker as assigned at launch), and all associated goodwill, branding, and commercial rights.

(iii) Token Metadata. Any token logos, metadata, configuration files, IPFS hashes, or similar identifying materials used to describe or represent Unicoinx in blockchain explorers, wallets, or trading platforms.

(iv) Listing Rights. To the extent transferable, any exchange listing applications, approvals, or related agreements pertaining specifically to Unicoinx (e.g., WEEX Exchange).

(v) Exclusions. For the avoidance of doubt, the Token IP shall not include the source code or smart contract templates used by Seller in connection with other digital assets or token projects. Any such shared systems may, if necessary, be made available to Buyer under a non-exclusive, royalty-free license solely for the purpose of operating Unicoinx.

All Token IP is delivered “AS IS,” “WHERE IS,” and without any representations or warranties, except as expressly provided in the Master Transaction Agreement. Seller expressly disclaims any implied warranties, including those of merchantability, fitness for a particular purpose, and non-infringement.

Sch. 1-2

Schedule 2 - Philippine Property Portfolio

Sch. 2-1

SCHEDULE 2 -

PHILIPPINE PROPERTY PORTFOLIO

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

	PROPERTY NAME	OWNER NAME	# UNICOIN	Appraisal Value	Country	Date Signed	Notes	Company
1	[***]	[***]	109,974,850	$39,276,732.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
2	[***]	[***]	251,685,804	$89,887,787.00	Philippines	March 2024	Asset Swap, MOA, CDS	Unicoin Inc
3	[***]	[***]	1,741,362,000	$621,915,000.00	Philippines	April 2024	Asset Swap, MOA, CDS	Unicoin Inc
4	[***]	[***]	183,300,970	$65,464,632.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
5	[***]	[***]	17,500,000	$6,250,000.00	Philippines	August 2023	Offer to Buy under Unicoin Inc, MOA, CDS	Unicoin Inc
6	[***]	[***]	30,681,000	$10,957,500.00	Philippines	March 2024	Offer to Buy under Unicoin Inc, MOA, CDS	Unicoin Inc
7	[***]	[***]	27,560,386	$9,842,995.00	Philippines	February 2024	Asset Swap, MOA, CDS	Unicoin Inc
8	[***]	[***]	2,051,062	$1,025,531.00	Philippines	January 2024	Asset Swap, MOA, CDS	Unicoin Inc
9	[***]	[***]	3,808,840	$1,360,300.00	Philippines	February 2024	Asset Swap, MOA, CDS	Unicoin Inc
10	[***]	[***]	23,056,236	$8,234,370.00	Philippines	December 2023	Asset Swap, MOA, CDS	Unicoin Inc
11	[***]	[***]	2,263,115	$808,255.36	Philippines	March 2024	Asset Swap, MOA, CDS	Unicoin Inc
12	[***]	[***]	14,373,154	$5,133,268.95	Philippines	March 2024	Asset Swap, MOA, CDS	Unicoin Inc
13	[***]	[***]	82,452,462	$29,447,308.00	Philippines	April 2024	Asset Swap, MOA, CDS	Unicoin Inc

Sch. 2-2

	PROPERTY NAME	OWNER NAME	# UNICOIN	Appraisal Value	Country	Date Signed	Notes	Company
14	[***]	[***]	39,370,954	$14,061,055.00	Philippines	March 2024	Asset Swap, MOA, CDS	Unicoin Inc
15	[***]	[***]	646,646,000	$230,984,000.00	Philippines	April 2024	Asset Swap, MOA, CDS	Unicoin Inc
16	[***]	[***]	946,705,602	$338,109,144.00	Papua New Guinea	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
17	[***]	[***]	6,078,644	$2,170,944.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
18	[***]	[***]	3,242,213	$1,736,900.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
19	[***]	[***]	3,404,324	$1,823,745.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
20	[***]	[***]	693,686,933	$14,475,142.68	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
21	[***]	[***]	96,122,488	$51,494,190.00	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
22	[***]	[***]	35,017,416	$18,759,330.00	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
24	[***]	[***]	133,140,291	$71,325,156.00	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
25	[***]	[***]	200,849,600	$107,598,000.00	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
26	[***]	[***]	138,397,000	$74,403,000.00	Philippines	July 2024	Asset Swap, MOA, CDS	Unicoin Inc
27	[***]	[***]	38,969,280	$22,714,900.00	Philippines	August 2023	Asset Swap, MOA, CDS	Unicoin Inc
29	[***]	[***]	19,338,933.00	$10,360,143.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
30	[***]	[***]	16,035,600	$8,590,500.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
31	[***]	[***]	17,190,163	$9,209,016.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
32	[***]	[***]	10,519,353	$5,635,368.00	Philippines	May 2024	Asset Swap, MOA, CDS	Unicoin Inc
33	[***]	[***]	12,103,560	$4,322,700.00	Philippines	November 2023	MOA, CDS Offer to Buy under Unicoin Inc	Unicoin Inc

Sch. 2-3

	PROPERTY NAME	OWNER NAME	# UNICOIN	Appraisal Value	Country	Date Signed	Notes	Company
*34	[***]	[***]	6,858,400	$3,674,142.86	Philippines	November 2024	MOA,CDS	Unicoin International
*35	[***]	[***]	246,164,000	$131,873,571.43	Philippines	July 2024	MOA, CDS	Unicoin International
*36	[***]	[***]	73,041,067.00	$54,780,799.99	Philippines	June 2025	MOA, CDS	Unicoin International
*37	[***]	[***]	25,846,713.86	$19,385,035.40	Philippines	July 2025	MOA, CDS	Unicoin International
*38	[***]	[***]	151,845,120	$113,883,840.00	Philippines	November 2024	MOA, CDS	Unicoin International
TOTAL:			6,050,643,534

*	34 through 38 are not part of the Philippine Property Portfolios; they are already under UII.

Sch. 2-4